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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         OCTOBER 31, 2001
                                                 -------------------------------



                              HAMILTON BANCORP INC.
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             (Exact Name of Registrant as Specified in Its Charter)



                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


        0-20960                                           65-0149935
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                              3750 N.W. 87TH AVENUE
                              MIAMI, FLORIDA 33178
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          (Address of Principal Executive Offices, Including Zip Code)



Registrant's telephone number, including area code          (305) 717-5500
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 31, 2001, the Audit Committee of the Board of Directors of Hamilton Bancorp Inc., a Florida corporation (the "Registrant"), engaged the accounting firm of Kaufman, Rossin & Co. ("Kaufman") as the Registrant's independent auditor for its fiscal year ending December 31, 2001, effective on October 31, 2001.

         During the Registrant's two most recent fiscal years and any subsequent interim periods, neither the Registrant nor anyone acting on its behalf consulted with Kaufman regarding either (i) the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with Deloitte & Touche LLP ("D&T"), the Registrant's previous auditors, or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K) with respect to D&T.

         On October 17, 2001, the Registrant filed a Form 8-K regarding the resignation of D&T as its certifying accountant on October 10, 2001, which was amended on October 19, 2001. Reference is made to that filing for all details regarding the resignation of the Registrant's former independent auditor.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The following exhibit(s) are included as part of this report:  None



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HAMILTON BANCORP INC.



Dated:  November 1, 2001                    By: /s/ Lucious T. Harris
                                                --------------------------------
                                                Lucious T. Harris
                                                Chief Financial Officer


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